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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 10, 2006


                             NETCO INVESTMENTS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Washington                   333-47514               91-2031335
------------------------------   --------------------   ------------------------
 (State or other jurisdiction      (Commission File           (IRS Employer
     of incorporation or                Number)            Identification No.)
         organization)


      Suite 206, 388 Drake Street                          V6B 6A8
  Vancouver, British Columbia, Canada
----------------------------------------    ------------------------------------
(Address of principal executive offices)                  (Zip Code)


     Registrant's telephone number                      (604) 681-1064
         (including area code)
                                        ----


----------------------------------------    ------------------------------------
   (Former name or former address if                      (Zip Code)
      changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1      REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

               No events to report.

ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

               No events to report.

ITEM 1.03      BANKRUPTCY OR RECEIVERSHIP.

               No events to report.


SECTION 2      FINANCIAL INFORMATION

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

               NetCo Investments Inc. (OTC.B.B. NIVS) ("NetCo") announced on April 7, 2006 that it has entered into an asset purchase & assignment agreement to acquire all the assets (including patents) of Syntec Biofuel Inc. ("Syntec"), a Canadian, scientific research company, located in British Columbia. Syntec has developed and patented a Catalyst to convert Syngas into Ethanol. A copy of the asset purchase & assignment agreement dated April 7, 2006 is attached.

               Syntec has spent the past 5 years developing its catalytic research at laboratories at the University of British Columbia, and now at their own laboratory, where they have initiated proof of concept models using precious metals. They have been funded through private equity and the Canadian government agencies, National Research Council of Canada and Natural Resources Canada. Syntec is now in a second phase of development, refining its Catalyst method using non-precious metals for long term stability tests under industrial conditions and expects to be ready to file an additional patent application in the 4th quarter of 2006. A prototype plant has been constructed and commissioned using landfill gas.

               NetCo has agreed to issue 15,700,000 shares in exchange for 100% of the Syntec assets and will assume the liabilities, estimated at $150,000. The purchase of the assets is subject to NetCo shareholders' approval at their Annual General Meeting in May 2006.

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

               No events to report.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

               No events to report.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

               No events to report.

ITEM 2.05      COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

               No events to report.

ITEM 2.06      MATERIAL IMPAIRMENTS.

               No events to report.

SECTION 3      SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

               No events to report.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

               NetCo has undertaken to raise up to US one million dollars (US$1,000,000) by way of private placement and is offering a total of 1,000,000 units (the "Units") of its securities for subscription at a price one dollar ($1.00) per Unit to fund the program.

               Each Unit will consist of one common share in the capital of NetCo (a "Share") and one non-transferable share purchase warrant (a "Warrant") entitling the holder thereof to purchase one additional common share of NetCo (a "Warrant Share"), as presently constituted, for a period of one year from the date of issue of the Warrant at a price of US$1.50 per Warrant Share (the Shares, the Warrants, and the Warrant Shares herein are collectively referred to as the "Securities").

               NetCo will be filing private placement subscription agreements pursuant to Regulation D, Rule 506 and Regulation S under the United States Securities Act of 1933, as amended. A copy of the private placement subscription agreement under Regulation S is attached.


ITEM 3.03      MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

               No events to report.


SECTION 4      MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

               No events to report.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

               No events to report.


SECTION 5      CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01      CHANGES IN CONTROL OF REGISTRANT.

               No events to report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

               No events to report.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

               No events to report.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

               No events to report.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

               No events to report.

ITEM 5.06      CHANGE IN SHELL COMPANY STATUS.

               No events to report.


SECTION 6      ASSET-BACKED SECURITIES

ITEM 6.01      ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL.

               No events to report.

ITEM 6.02      CHANGE OF SERVICER OR TRUSTEE.

               No  events  to  report.

ITEM 6.03      CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT.

               No events to report.

ITEM 6.04      FAILURE TO MAKE A REQUIRED DISTRIBUTION.

               No events to report.

ITEM 6.05      SECURITIES ACT UPDATING DISCLOSURE.

               No events to report.


SECTION 7      REGULATION FD

ITEM 7.01      REGULATION FD DISCLOSURE.

               No events to report.

SECTION 8      OTHER EVENTS

ITEM 8.01      OTHER EVENTS.

               No events to report.


SECTION 9      FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

               No events or exhibits to report.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NETCO INVESTMENTS INC.


/s/ Michael Jackson
-------------------------------
Michael Jackson, President

April 10, 2006
-------------------------------
Date

ASSET PURCHASE & ASSIGNMENT AGREEMENT

THIS AGREEMENT dated the 7th day of April, 2006

BETWEEN:

               SYNTEC BIOFUEL INC.
               With an office at 8666 Commerce Court
               Burnaby, British Columbia, Canada V5A 4N7
               (herein called "SYNTEC" OR "VENDOR")


AND:

          NETCO INVESTMENTS INC.
          With an office at 201 -1166 Alberni Street,
          Vancouver, British Columbia, Canada V6E 3Z3

          (herein called the "PURCHASER")

                                                        OF THE SECOND PART

WITNESSES THAT WHEREAS:

A.     The Vendor has acquired all right, title and interest in and to;

       i) certain inventions related to "a method for producing catalysts and processes for the manufacture of lower aliphatic alcohol (which includes Ethanol) from Syngas" as detailed in the patent application attached hereto as SCHEDULE "A" (the "SYNTEC PATENT APPLICATION" or the "SYNTEC INVENTIONS" )

       ii) the operational Assets set forth in SCHEDULE "B" including but not limited to the registered internet domain name 'Syntecbiofuel.com', the furniture, fixtures and equipment, the business name Syntec Biofuel, Government refund claims, and the receivables (the "Assets");

B. The Vendor is desirous of selling, assigning, transferring and relinquishingto the Purchaser all of its right, title and interest in and to the SyntecInventions and the Assets as well as the debts of the Vendor, on those terms and conditions hereinafter set forth herein;

C. The Purchaser is desirous of purchasing and acquiring from the Vendor all right, title and interest in and to the Syntec Inventions and the Assets, on those terms and conditions hereinafter set forth;

D. The Purchaser has agreed to assume all of the debts of the Vendor set forth in SCHEDULE "C".

E. Michael Jackson, President and Director of Netco Investments Inc. is also a shareholder of Syntec Biofuel Inc.

NOW THEREFORE in consideration of the promises and the respective covenants, agreements representations and warranties of the parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) the parties hereto covenant and agree as follows:

1       DEFINITIONS AND INTERPRETATION
        ------------------------------

1.1 For the purposes of this Agreement, unless the context otherwise requires, the following terms will have the respective meanings set out below and grammatical variations of such terms will have corresponding meanings:

     (a) "Additional Patent Applications" means any patent applications in any country for the Syntec Inventions;

     (b)  "Agreement" means this Asset Purchase & Assignment Agreement;

     (c)  "Assets" mean the registered internet domain name
          'Syntecbiofuel.com', the furniture, fixtures and equipment, the business operating name Syntec Biofuel, Government refund claims, prep-paid expenses, and the receivables described in Schedule "B"

     (d) "Closing Date" means May 31st, 2006 or such earlier or later date as theparties agree

     (e) "Purchase Price" means 15,700,000 common shares of the Purchaser to beissued from treasury being the purchase consideration for the Syntec Inventions and the Assets at a deemed market value of US$0.085c per share.

     (f)  "URL" means the domain name www.syntecbiofuel.com;
                                      ----------------------

     (g) "Securities" mean the common shares of NETCO Investments Inc., includingbut not limited to the "Purchase Price";

     (h) "Syntec Patent Application" or "Syntec Inventions" means the inventions related to "a method for producing catalysts and processes for the manufacture of lower aliphatic alcohol (which includes Ethanol) from Syngas" as detailed in the patent application attached hereto as Schedule "A", such patent application and all existing substitute, divisional, continuation or continuation in-part patent applications of such patent application; and

     (i)  "Time of Closing" means 11:00 a.m. PST on the Closing Date.

1.2 The division of this Agreement into sections and subsections and the insertion of headings are for convenience of reference only and will not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to a section or subsection refers to the specified section or subsection of this Agreement.

1.3 In this Agreement, words importing the singular number only will include the plural and vice versa, words importing gender will include all genders and words importing persons will include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind whatsoever.

1.4 In this Agreement "hereof", "herein", "hereby", "hereto" and similar terms refer to this Asset Purchase & Assignment Agreement and not to any particular clause, paragraph or other part of this Agreement. References to particular clauses are to clauses of this Agreement unless another document is specified.

1.5 In this Agreement "including" means including without limitation or prejudice to the generality of any description, definition, term or phrase preceding that word, and the word "include" and its derivatives will be construed accordingly.


2       PURCHASE  AND  SALE  -  ASSIGNMENT
        ----------------------------------

2.1 For and in consideration of the covenant and agreement of the Purchaser to pay the Purchase Price to the Vendor and assume the debts of the Vendor as herein provided, the sufficiency of which is hereby acknowledged by the Vendor, the Vendor hereby confirms that the Vendor agrees, subject to the terms of this Agreement, to sell, assign and transfer to the Purchaser

A.     the  Vendor's  entire  right,  title  and  interest  in and to the Syntec
Inventions  and  the  Assets,  including  without  limitation:

     (i) the Vendor's right, title and interest to any Additional Patent Applications;

     (ii) the Vendor's right to claim benefits available in any country under the International Convention For The Protection of Industrial Property, and any like treaties or laws;

     (iii) the Vendor's right to claim the benefit of any priority dates established by the Syntec Inventions / the Syntec Patent Application.

B. the Assets, free and clear of all encumbrances, the same to be owned, held and enjoyed by the Purchaser and its successors and assigns as fully and exclusively as it would have been held and enjoyed by the Vendor had this sale, assignment and transfer not been made.


3       THE  PURCHASE  PRICE
        --------------------


          The Purchaser will issue to the Vendor 15,700,000 common shares of the Purchaser on the Closing Date subject to the terms of this Agreement at a deemed market value of US$0.085c per share in the capital stock of the Purchaser and the assumption by the Purchaser of all of the debts of the Vendor set forth in Schedule "C", as consideration for the purchase price of the Syntec Inventions and the Assets.

          The certificate representing the Securities will bear a legend stating that such Securities shall not be traded, unless permitted under securities legislation, until the earlier of (i) the date that is 12 months and a day after the date the issuer first became a reporting issuer in any of Alberta, British Columbia, Manitoba, Nova Scotia, Ontario, Quebec and Saskatchewan, if the issuer is a SEDAR filer; and (ii) the date that is 12 months and a day after the later of (A) the distribution date, and (B) the date the issuer become a reporting issuer in the local jurisdiction of the purchaser of the securities that are the subject of the trade.

          The Vendor understands and agrees that there may be material tax consequences to the Vendor of an acquisition or disposition of the Securities. The Purchaser gives no opinion and makes no representation with respect to the tax consequences to the undersigned under United States, Canadian, state, federal, provincial, local or foreign tax law of the undersigned's acquisition or disposition of such Securities.


4       REPRESENTATIONS  AND  WARRANTIES  OF  THE  VENDOR
        -------------------------------------------------

4.1 The Vendor represents and warrants to the Purchaser with the intent that the Purchaser will rely thereon in entering into this Agreement, that:

     (a) the Vendor is a corporation duly incorporated, validly existing, and in good standing under the laws of the Canada and has the power, authority, and capacity to enter into this Agreement and to carry out its terms;

     (b) the execution and delivery of this Agreement and the completion of the transaction contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Vendor, and this Agreement constitutes a valid and binding obligation on the Vendor enforceable against the Vendor in accordance with its terms;

     (c) the Vendor is the legal and beneficial owner of the Syntec Inventions and the Assets, free and clear of all encumbrances whatsoever, and is not a party to or bound by any contract or any other obligation whatsoever that limits or impairs its ability to sell, transfer, assign or convey, or that otherwise affects, the Syntec Inventions;

     (d) Schedule A contains a complete and accurate copy of the Syntec Patent Application. Syntec is the owner of all right, title, and interest in and to the Syntec Patent Application, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims. To the best knowledge of Vendor, there is no patent or patent application of any third party that is infringed by the Syntec Patent Application.;

     (e) the Vendor has the right to convey, assign and transfer all of its right, title and interest in the Syntec Inventions and the Assets as contemplated herein;

     (f) no person other than the Purchaser has been granted any interests, title in or rights to use the Syntec Inventions and the Assets or any portion thereof;

     (g) the Vendor has not been provided with any offering memorandum or similar disclosure document, including financial information, in respect of the Purchaser's current or proposed business activities;

     (h) the Vendor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of acquiring the Securities

     (i) the Purchaser has provided to the Vendor the opportunity to ask questions and receive answers concerning the terms and conditions of receiving shares in lieu of cash and it has had access to such information concerning the investment decision to acquire the Securities;

     (j) the Vendor understands that the Securities have not been and will not be registered under the Securities Act or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements;

     (k) the Vendor understands that the Securities are being offered without a prospectus being filed with any securities commission in Canada and that the sale contemplated hereby is being made in reliance on an exemption from prospectus requirements in Canada;

     (1) the Vendor will not acquire the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     (m) the Assets owned by Vendor are insured under various policies of insurance consistent with prudent business practices. All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by Vendor or any event which, with the giving of notice, the lapse of time or both, would constitute a default there under. All premiums to date have been paid in full.

5       COVENANTS  OF  THE  VENDOR
        --------------------------

5.1 The Vendor hereby covenants and agrees to do all such things and to execute or obtain execution without further consideration, and in a timely manner, of such further lawful documents, assurances, applications and other instruments as may be reasonably required to transfer the Syntec Inventions and the Additional Patent Applications, and to confirm in the Purchaser or its successors and assigns, legal title in the Syntec Inventions and Additional Applications and the Assets.

5.2 The Vendor shall complete and execute the Investor Questionnaire attached as Schedule D to this Agreement prior to the Closing Date.

5.3 If the Vendor decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, except in accordance with applicable securities laws.

5.4 The Vendor has been represented by independent counsel in connection with this Agreement and the matters related hereto. Any fees, expenses or costs associated with such representation shall be the sole expenses and obligations of the Vendor.


6       REPRESENTATIONS  AND  COVENANTS  OF  THE  PURCHASER
        ---------------------------------------------------

6.1 The Purchaser represents and warrants to the Vendor as follows, with the intent that the Vendor will rely thereon in entering into this Agreement that:

     (a) the Purchaser is a corporation duly incorporated, validly existing, and in good standing under the laws of State of Washington and has the power, authority, and capacity to enter into this Agreement and to carry out its terms.

     (b) the execution and delivery of this Agreement and the completion of the transactions contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of Purchaser, and this Agreement constitutes a valid and binding obligation of the Purchaser in accordance with its terms.

     (c) the Purchaser will on closing, instruct their Transfer Agents to issue 15,700,000 common shares in the capital stock of Purchaser to the Vendor or to their shareholders if so instructed.

     (d) the Purchaser hereby undertakes to raise $500,000 within 60 days from date of closing and another $500,000 within 180 days thereafter.

     (e) the Purchaser will advance working capital to Syntec as a bridge loan during the subject period of $20,000 per month.

     (f) the Purchaser will be legally entitled to issue 15,700,000 common shares from its treasury and registered them in the name of the Vendor upon closing after approval of the transaction by the Purchaser's shareholders and these shares will be validly issued and fully paid up by the Purchaser.

     (g) Vendor is aware of Mr Jackson's position as Director and President of Netco Investments Inc. and does not consider this to be a conflict of interest.


7       CONDITIONS  OF  CLOSING
        -----------------------

7.1 The obligation of the Purchaser to complete the transactions contemplated in this Agreement is subject to the following terms and conditions for the exclusive benefit of the Purchaser, to be fulfilled or performed at or prior to the Time of Closing or waived in whole or in part by the Purchaser at its sole discretion without prejudice to any rights the Purchaser may otherwise have:

     (a) the Purchaser shall have received from the Vendor a completed and signed Investor Questionnaire;

     (b) the representations and warranties of the Vendor contained in this Agreement shall be true and correct in all material respects at the Time of Closing, with the same force and effect as if such representations and warranties were made at and as of such time;

     (c) the purchaser having received approval from their shareholders at their Annual General Meeting called for May 14th, 2006, as required under the Securities Act, the SEC Rules and Washington State Business Corporation Act relating to acquisition of Assets and a change of control.

     (d) executed assignment of the Syntec Inventions by Vendor in registrable form;

     (e) executed assignment of the receivables and Government refund claims by Vendor;

     (f) executed assignment of URL, the registered internet domain name 'Syntecbiofuel.com' by Vendor in registrable form;

     (g)  executed  assignment  of the business name 'Syntec Biofuel1 by Vendor;

     (h) executed assignment of the lease of the premises at 8666 Commerce Court, Burnaby, British Columbia, Canada V5A 4N7; by the Vendor;

     (i)  executed  bill  of  sale  in  respect of the Assets by the Vendor; and

     (j)  Audited  Financials  of  Syntec Biofuel Inc for 2005 in US GAAP format

     (k) Unaudited Financials for Syntec Biofule Inc for 2003 and 2004 in GAAP format.

7.2 The obligations of the Vendor to complete the transactions contemplated in this Agreement is subject to the following terms and conditions for the exclusive benefit of the Vendor to be fulfilled or performed at or prior to the Time of Closing or waived in whole or in part by the Vendor at its sole discretion without prejudice to any rights the Vendor may otherwise have:

     (a) the representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects at the Time of Closing, with the same force and effect as if such representations and warranties were made at and as of such time;

     (b) assumption of the debts of the Vendor by the Purchaser as more fully described in Schedule C; and

     (c) Vendor receiving a copy of the letter of instruction from the Purchaser to the Purchaser's transfer agents instructing them to issue a share certificate representing the Purchase Price in the name of the Vendor. The Vendor acknowledges that the issuance of the share certificate from the Transfer Agent may take 7 days after the closing date.

8       TAXES
        -----

          The Purchaser will be liable for and will pay all applicable sales taxes properly payable in connection with the sale of the Syntec Inventions and the Assets by the Vendor to the Purchaser.


9       ASSIGNMENT
        ----------

          No party hereto may assign this Agreement or any of its rights, interests or obligations under this Agreement (whether by operation of law or otherwise) except that the Purchaser may assign in its sole discretion, any or all of its right, title, interest and obligations hereunder to any wholly-owned subsidiary of the Purchaser.


10      BINDING  EFFECT
        ---------------

          Subject to Section 10, this Agreement shall be binding upon, enure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.


11      TIME  OF  ESSENCE
        -----------------

          Time  shall  be  of  the  essence  of  this  Agreement.

12      GOVERING  LAWS:  CONSENT  TO  JURISDICTION
        -----------------------------------------

          This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the Province of British Columbia and the Laws of Canada applicable therein and shall be treated in all respects as a British Columbia contract. Each party hereby irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia in respect of all matters arising under or in relation to this Agreement.

13      WAIVER  AND  MODIFICATION
        -------------------------

          The parties may waive or consent to the modification of, in whole or in part, any inaccuracy of any representation or warranty made to them hereunder or in any document to be delivered pursuant hereto and may waive or consent to the modification of any of the covenants or agreements herein contained for their respective benefit or waive or consent to the modification of any of the obligations of the other party hereto. Any waiver or consent to the modifications of any of the provisions of this Agreement, to be effective, must be in writing executed by the party granting such waiver or consent.


14      ELECTRONIC  MEANS
        -----------------

          Delivery of an executed copy of this Agreement by electronic facsimile transmission, telecopy, telex, or other means of electronic communication producing a printed copy will be deemed to be execution and delivery of this Agreement on the date of such communication by the party so delivering such copy.


15      NOTICES
        -------

          Any notice or other communications shall be in writing and shall be deemed given when delivered personally, telecopied (which is confirmed) or dispatched (postage prepaid) to a nationally recognized overnight courier service with overnight delivery instructions, in each case addressed to the particular party at:

     (a)  if  to  the  Vendor:

          Syntec  Biofuel  Inc.
          8666 Commerce Court, Burnaby, British Columbia, Canada V5A 4N7 Telecopier No.: (604) 676-8669
          Attention:  Lawrence  K.  Wong

     (b)  if  to  the  Purchaser

          NETCO  Investments  Inc.
          201 - 1166 Alberni Street, Vancouver, British Columbia, Canada V6E 3Z2 Telecopier No.: (604) 648-2091
          Attention:  Michael  Jackson

or at such other address of which any party may, from time to time, advise the other party by notice in writing given in accordance with the foregoing.

16      ENTIRE  AGREEMENT
        -----------------

          This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as herein provided.


17      SEVERABILITY
        ------------

          If any term or other provision or any part thereof is invalid, illegal or incapable of being enforced by any rule of law or public policy, then it will be severable or deemed to be limited in respect of such territory and time to the extent necessary. All other conditions and provision of this Agreement shall nevertheless remain in full force and effect.


18      COUNTERPARTS
        ------------

          This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.


IN  WITNESS  WHEREOF  the  parties have executed and delivered this Agreement on
March     ,  2006  effective  as  of  the  date  first  written  above.

SYNTEC  BIOFUEL  INC.


Per: /s/ Lawrence Wong
     --------------------------
     Authorized  Signatory


     Lawrence wong, President
     --------------------------
     Print  Name  and  Title



NETCO  INVESTMENTS  INC.


Per: /s/ Michael Jackson     April 7th, 2006
     --------------------------
     Authorized  Signatory


     Michael Jackson, President
     --------------------------
     Print  Name  and  Title

                                   SCHEDULE A
                                  -----------

                           SYNTEC PATENT APPLICATION

                                    Attached

                                   SCHEDULE B

                                     ASSETS

OFFICE:
     -  oval 10' boardroom table (cherry red) with 8 black leather chairs
     -  1 - 41ines RCA tel, 4 - 21ines GE tel.
     -  4'x6' white board
     - 3 metal filing cabinets with 5 drawers (beige), 1 metal filing cabinet with 4 drawer (beige)
     - 5 office desks with drawers on both sides (beech) 6 office chairs with rollers
     -  2 bookcases, 1 with 4 shelves (beech) and the other with 6 shelves
        (black)
     -  1 Brother laser printer MFC 850, 2 desktop computers, 1 notebook.
     - 1 paper shredder, 2 hole punchers, 1 coat rack, 4 staplers, & other office supplies
     -  1 small fridge, 1 microwave oven, 1 kettle & other kitchen utensils

LAB  FACILITY:
   - 1 Shimadzu 14B Gas Chromatograph with Shimadzu C-R8A printer
   - 2 Lindberg tube furnaces
   - 8 pressure regulators for gas cylinders
   - 1 Superior Powerstat variable transformer
   - 2 5850 Brooks mass flow regulators, 1 Brooks 2-channel controller 1
   - 4 Omega mass flow regulators, 1 Omega 4-channels controller
   - lab testing unit with control panel, 2 temperature controllers, 2 pressure gauges, 2 condensers, 4 flow meters
   - 1 Barnstead 1400 Furnace
   - 1 Cimarec heater & stirrer
   - 1 Shel Lab Model 1320 oven/dryer
   - 1 Sartorius CP153 precision scale -1 Gast Mfg compressor
   - 12 lab benches, 3 countertops, 4 metal chemical cabinets
   - 1 fume hood, 2 gas cylinder racks
   - Various tools, range sets, pipe cutters, Swagelock pipes & fittings, lab wares, supplies, chemicals, container for waste chemicals, 2 fire extinguishers
   - 1 complete pilot unit with steam reformer and alcohol synthesis reactor for landfill gas as feed.
   BUSINESS  NAME  :  "Syntec  Biofuel"
   URL:  www.syntecbiofuel.com
   LEASE OF PREMISES at 8666 Commerce Court, Burnaby, BC, Canada V5A 4N7 PREPAID EXPENSES :
   GOVERNMENT  REFUNDS  CLAIMED:

                                   SCHEDULE C
                                  -----------

                                     DEBTS



     List  of  Creditors  -

     . Lang  Michener  LLP
     . Smart  &  Biggar/Fetherstonhaugh
     . Dale,  Matheson,  Carr-Hilton  &  Co.
     . Stan  W.  Lee,  CA
     . Canadian  Scientific
     . Praxair
     . BC  Hydro
     . Terasen  Gas
     . Rogers  Telecom
     . Bentall  Real  Estate  Services
     . Paladin  Security
     . Mandel  Scientific

                                   SCHEDULE D
                                   ----------
                             INVESTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
                 PLEASE COMPLETE STATEMENT #1 AND STATEMENT #2
--------------------------------------------------------------------------------

With the understanding that the purpose of this Questionnaire is to determine whether the Undersigned shall be entitled to receive a written proposal from NETCO Investments Inc. or its subsidiary corporation, the Undersigned represents and warrants to NETCO Investments Inc. that:

     ---------------------------------------------------------------------------
     STATEMENT  #1  -  The  Undersigned  satisfies one or more of the categories indicated  below  (please  place  an  "X"  on  the  appropriate  lines):
     ---------------------------------------------------------------------------

     _____ Category 1. An organization described in Section 501 (c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring common shares of NETCO Investments Inc. (the "Securities"), with total assets in excess of US$5,000,000;

     _____ Category 2. A natural person whose individual net worth, or joint net worth with that person's spouse, at the date hereof exceeds US$1,000,000;

     _____ Category 3. A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     _____ Category 4. A trust that (a) has total assets in excess of US$5,000,000, (b) was not formed for the specific purpose of acquiring the Securities and (c) is directed in its purchases of securities by a person who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities;

     _____  Category  5.  A  director  or executive officer of NETCO Investments
     Inc.;

     _____ Category 6. An entity in which all of the equity owners satisfy the requirements of one or more of Category 1-5;

     _____  Category  7.  it  does  not  satisfy  any  of  the  above  indicated
                                    ---
     Categories                                                              1-6

     ---------------------------------------------------------------------------
     STATEMENT #2 - THE UNDERSIGNED SATISFIES ONE OR MORE OF THE CATEGORIES INDICATED BELOW (PLEASE PLACE AN "X" ON THE APPROPRIATE LINES AND COMPLETE THE REQUISITE INFORMATION WHERE THE "X" IS MARKED):
     ---------------------------------------------------------------------------

     ______ Category 8. he/she is a director, senior officer or control person of the NETCO Investments Inc., or an affiliate of NETCO Investments Inc.;

     ______ Category 9. he/she is a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of NETCO Investments Inc. named below, or of an affiliate of NETCO Investments Inc.

                 Name  of  director,  senior  officer  or  control  person:

                 -----------------------------------------------

                 Specify  relationship:_____________________________

     ______Category 10. he/she is a close personal friend of a director, senior officer or control person of NETCO Investments Inc., or of an affiliate of NETCO Investments Inc. and has known the person named below, directly, for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of the person named below (Refer to Note 1 below):

                 Name  of  director,  senior  officer  or  control  person:

                 -----------------------------------------------

     ______Category 11. he/she is a close business associate of a director, senior officer or control person of NETCO Investments Inc., or of an affiliate of NETCO Investments Inc., named below (Refer to Note 1 below):

                 Name  of  director,  senior  officer  or  control  person:

                 -----------------------------------------------

     ______Category 12. a person or company that is wholly-owned by any combination of persons or companies described in Categories 8-11 above;

     ______Category 13. an individual who, either alone or jointly with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN $1,000,000;

     ______Category 14. an individual whose net income before taxes exceeded CDN $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded CDN $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year;

     ______ Category 15. a corporation, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements;

     ______ Category 16. a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial are persons or companies that are described in Categories 13-15 above;

     ______  Category  17.  he/she/it  does  not  satisfy  any  of  the  above
                                             ---
     indicated  Categories  8-16.


Dated  this  31  day  of   March,  2006.


                        Syntec  Biofuel  Inc.
                        Address

                        /s/ Lawrence Wong
                        -------------------------------------------
                        (Signature)

                        Lawrence Wong, President
                        -------------------------------------------
                        Print  Name  of  Signatory  and  Title

--------------------------------------------------------------------------------
     Note 1: An individual in not a close personal friend solely because the individual is a member of the same organization, associate or religious group.

     A casual business associate or a person introduced or solicited for the purpose of purchasing securities is not a close business associate.

     An individual is not a close personal friend or close business associate solely because the individual is a client or former client.

     The relationship between the purchaser and the director, senior officer or control person must be direct. For example, a close personal friend of a close personal friend does not qualify for this category. Nor does a close business associate of a close business associate qualify for this category.

                                  SCHEDULE "E"
                                 -------------

                      MATERIAL CONTRACTS AND TRANSACTIONS

-    Grant Contract with Natural Resources Canada as attached
-    Employment Contracts as attached
-    Scientific Advisor/Consultant Agreement as attached

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

                                  CONFIDENTIAL
                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
             (Subscribers Resident in British Columbia or Overseas)


TO:       NETCO INVESTMENTS INC. (THE "COMPANY")
          Suite 206, 388 Drake Street
          Vancouver, British Columbia Canada V6B 6A8


                                Purchase of Units
                                -----------------

1.        SUBSCRIPTION
          ------------

1.1 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase _____________ units at a price per unit of US$1.00 (the "Units") (such subscription and agreement to purchase being the "Subscription"), for an aggregate purchase price of US$ ______________ (the "Subscription Proceeds").

1.2 Each Unit will consist of one common share in the capital of the Company (a "Share") and one non-transferable share purchase warrant (a "Warrant") entitling the holder thereof to purchase one additional common share of the Company (a "Warrant Share"), as presently constituted, for a period of one year from the date of issue of the Warrant at a price of US$1.50 per Warrant Share (the Shares, the Warrants, and the Warrant Shares herein are collectively referred to as the "Securities").

1.3 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Units to the Subscriber.

1.4 Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company. The Subscriber acknowledges that the offering of Units contemplated hereby is part of a private placement offering Units under Regulation S and a parallel private placement offering under Regulation D, Rule 506 of the 1933 Act having an aggregate subscription level of up to one million US dollars (US$1,000,000) (the "Offering"). The Offering is not subject to any minimum aggregate subscription level.

2.        PAYMENT
          -------

2.1 The Subscription Proceeds must accompany this Subscription and shall be paid by certified cheque or bank draft drawn on a Canadian chartered bank, or a bank in the United States reasonably acceptable to the Company, and made payable and delivered to the Company. Alternatively, the Subscription Proceeds may be wired to the Company pursuant to wiring instructions that will be provided to the Subscriber upon request.

2.2       The  Subscriber  acknowledges  and  agrees  that  this  Subscription
Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 90 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3 Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Units have been issued to the Subscriber.

3.        DOCUMENTS REQUIRED FROM SUBSCRIBER
          ----------------------------------

3.1       The  Subscriber  must  complete,  sign  and  return  to  the  Company:

     (a)  an  executed  copy  of  this  Subscription  Agreement;  and

     (b) if the Subscriber is an "Accredited Investor", as that term is defined in National Instrument 45-106, an Accredited Investor Questionnaire in the form attached as Exhibit A (the "Questionnaire").

3.2 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the OTC Bulletin Board and applicable law.

4.        CLOSING
          -------

4.1 Closing of the offering of the Securities (the "Closing") shall occur on or before September 30, 2006, or on such other date as may be determined by the Company (the "Closing Date").

4.2 The Company may, at its discretion, elect to close the Offering in one or more closings, prior to raising the total amount of US$1 million, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Units to such subscriber(s) against payment therefor at any time on or prior to the Closing Date.

5.        ACKNOWLEDGEMENTS OF SUBSCRIBER
          ------------------------------

5.1       The  Subscriber  acknowledges  and  agrees  that:

     (a) none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

     (b) the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

     (c) by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber is an "Accredited Investor", as the term is defined in National Instrument 45-106 adopted by the British Columbia Securities Commission;

     (d) the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information which has been filed by the Company with the United States Securities and Exchange Commission, the British Columbia Securities Commission and in compliance, or intended compliance, with applicable securities legislation (collectively, the "Public Record");

     (e) if the Company has presented a business plan to the Subscriber, the Subscriber acknowledges that the business plan may not be achieved or be achievable;

     (f) the Subscriber acknowledges having received and reviewed certain materials concerning the Company;

     (g) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

     (h)  there  is  no  government  or other insurance covering the Securities;

     (i) there are risks associated with an investment in the Securities, as more fully described in certain information forming part of the Public Record and the risk factors as detailed in Exhibit B ;

     (j) there are restrictions on the Subscriber's ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities;

     (k) the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities under the Securities Act (British Columbia) (the "B.C. Act") and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by the B.C. Act, including statutory rights of rescission or damages, will not be available to the Subscriber;

     (l) the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Units; provided, however, that the Subscriber may sell or otherwise dispose of any of the Units pursuant to registration thereof under the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

     (m) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

     (n) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber's lawyer and/or advisor(s);

     (o) the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein, the Questionnaire or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

     (p)  the  Securities  will  become  listed  on  the  OTC  Bulletin  Board;

     (q) in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber's ability to resell the Units under the B.C. Act and National Instrument 45-102 adopted by the British Columbia Securities Commission;

     (r) the Company will refuse to register any transfer of the Units not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

     (s) the statutory and regulatory basis for the exemption claimed for the offer Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

     (t) the Subscriber (or others for whom it is contracting hereunder) has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and applicable tax considerations, and it (or others for whom it is contracting under) is solely responsible (and the Company is not in any way responsible) for compliance with:

          (i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder;

          (ii) applicable  resale  restrictions;  and

          (iii) applicable  tax  legislation;

     (u) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6.        REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER
          -----------------------------------------------------------

6.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

     (a) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

     (b) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

     (c) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

     (d) if the Subscriber is resident in British Columbia and is not an Accredited Investor, the Subscriber is (CHECK ONE OR MORE OF THE FOLLOWING BOXES):

          (A)  a  director, officer, employee or control person of the    [ ]
               Company

          (B)  a spouse, parent, grandparent, brother, sister or child    [ ]
               of a director, senior officer or control person of the Company

          (C)  a  close  personal friend of a director, senior officer    [ ]
               or  control  person  of  the  Company

          (D)  a  close  business  associate  of  a  director,  senior    [ ]
               officer  or  control  person  of  the  Company

     (e) if the Subscriber has checked one or more of boxes B, C or D in paragraph 6.1(d) above, the director(s), senior officer(s), or control person(s) of the Company with whom the Subscriber has the relationship is :

          -----------------------------------------------

          -----------------------------------------------

          -----------------------------------------------

          (FILL IN THE NAME OF EACH DIRECTOR. SENIOR OFFICER AND CONTROL PERSON WHICH YOU HAVE THE ABOVE-MENTIONED RELATIONSHIP WITH).

     (f)  the  Subscriber  is  not  a  U.S.  Person;

     (g) the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

     (h) the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement;

     (i) the sale of the Securities to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

     (j) the Subscriber is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

     (k) the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Securities as principal for the Subscriber's own account (except for the circumstances outlined in paragraph 6.1(n)), for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

     (l) the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

     (m) the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

     (n) if the Subscriber is acquiring the Securities as a fiduciary or agent for one or more investor accounts:

          (i) the Subscriber has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account, and

          (ii) the investor accounts for which the Subscriber acts as a fiduciary or agent satisfy the definition of an "Accredited Investor", as the term is defined National Instrument 45-106 adopted by the British Columbia Securities Commission;

     (o) the Subscriber acknowledges that the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933
          Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

     (p) the Subscriber is not aware of any advertisement of any of the Securities; and

     (q) no person has made to the Subscriber any written or oral representations:

          (i)  that  any person will resell or repurchase any of the Securities;

          (ii) that any person will refund the purchase price of any of the Securities;

          (iii) as  to  the  future  price or value of any of the Securities; or

          (iv) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board.

7.        ACKNOWLEDGEMENT AND WAIVER
          --------------------------

          The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information contained in the Public Record. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

8.        RESALE RESTRICTIONS AND LEGENDS - ALL SECURITIES
          ------------------------------------------------

8.1 The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

     "THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

     UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES UNTIL THE EXPIRATION OF 12 MONTHS AFTER
     ACCEPTANCE  OF  THIS  SUBSCRIPTION  BY  THE  COMPANY."

8.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

9.        COSTS
          -----

          The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units shall be borne by the Subscriber.

10.       GOVERNING LAW
          -------------

          This Subscription Agreement is governed by, interpreted and enforced in accordance with the laws of the Province of British Columbia and the federal law of Canada applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia.

11.       SURVIVAL
          --------

          This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

12.       ASSIGNMENT
          ----------

          This  Subscription  Agreement  is  not  transferable  or  assignable.

13.       SEVERABILITY
          ------------

          The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

14.       ENTIRE AGREEMENT
          ----------------

          Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and supersedes all prior agreements, understandings, negotiations and discussions. There are no other terms, conditions, agreements, representations or warranties, whether expressed or implied, oral or written, collateral, statutory or otherwise, between the parties in connection with the subject matter of this Subscription Agreement.

15.       OBTAINING REGULATORY APPROVAL
          -----------------------------

          Without limitation, this subscription and the transactions comtemplated by this Subscription Agreement are conditional upon and subject to the Company having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Company considers necessary.

16.       NOTICES
          -------

          All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, telecopied (which is confirmed) or dispatched ( postage prepaid) to a nationally recognized overnight courier service with overnight delivery instructions. Notices to the Subscriber shall be directed to the address pursuant to clause 18 and notices to the Company shall be directed to NetCo Investments Inc., Suite 206, 388 Drake Street, Vancouver, British Columbia, Canada V6B 6A8, Facsimile number, (604) 648-2091.

17.       EXECUTION BY FACSIMILE AND COUNTERPARTS
          ---------------------------------------

          The Company may rely on delivery by fax machine of an executed copy of this subscription and acceptance by the Company of such faxed copy will be equally effective to creat a valid and binding agreement between the Subscriber and the Company in accordance with the terms of the Subscription Agreement. This Subscription Agreement including Exhibit A may be executed in any number of counterparts (including counterparts by facsimile) and all such counterparts taken together will be deemed to constitute one and the same document.

18.       DELIVERY INSTRUCTIONS
          ---------------------

          The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.


18.1 The Subscriber hereby directs the Company to deliver the Share Certificate to:


     ------------------------------------------------------------------------
     (name)


     ------------------------------------------------------------------------
     (address)


     ------------------------------------------------------------------------
     (telephone  number)

18.2 The Subscriber hereby directs the Company to cause the Units to be registered on the books of the Company as follows:


     ------------------------------------------------------------------------
     (name  to  appear  on  certificate)


     ------------------------------------------------------------------------
     (account  reference,  if  applicable)


     ------------------------------------------------------------------------
     (address)



IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.


                                          --------------------------------------
                                          Signature of Individual
                                          (if Subscriber is individual)


                                          --------------------------------------
                                          Authorized signatory
                                          (if Subscriber is not an individual)


                                          --------------------------------------
                                          Name of Subscriber
                                          (please print)


                                          --------------------------------------
                                          Name of authorized signatory
                                          (please print)


                                          --------------------------------------
                                          Address of Purchaser


                                          --------------------------------------
                                          Telephone number and email address



-----------------------------------------
Signature  of  witness


-----------------------------------------
Name  of  witness  (please  print)


-----------------------------------------
Address  of  witness

A  C  C  E  P  T  A  N  C  E

The above-mentioned Subscription Agreement in respect of the Units is hereby accepted by NetCo Investments Inc.

DATED at Vancouver, the _____ day of ___________________, 2006.




NETCO INVESTMENTS INC.




Per:
     --------------------------------
     Authorized Signatory

                                    EXHIBIT A

                           NATIONAL INSTRUMENT 45-106
                           --------------------------

                        ACCREDITED INVESTOR QUESTIONNAIRE
                        ---------------------------------

The purpose of this Questionnaire is to assure NetCo Investments Inc. that the undersigned (the "Subscriber") will meet certain requirements for the registration and prospectus exemptions provided for under National Instrument 45-106 ("NI 45-106"), as adopted by the British Columbia Securities Commission and the Alberta Securities Commission, in respect of the proposed private placement of securities by the Company (the "Transaction"). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Subscriber covenants, represents and warrants to the Company that:

     1. the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Subscriber is able to bear the economic risk of loss arising from such Transaction;

     2. the Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

          [ ]  (a)  a  Canadian  financial  institution, or a Schedule III bank;

          [ ] (b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

          [ ]  (c)  a  subsidiary of any person referred to in paragraphs (a) or
               (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

          [ ] (d) a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

          [ ] (e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d)

          [ ] (f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

          [ ] (g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scolaire de l'ile de Montreal or an intermunicipal management board in Quebec;

          [ ] (h) a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

          [ ] (i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

          [ ] (j) an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes,, but net of any related liabilities, exceeds CDN$1,000,000;

          [ ] (k) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

          [ ] (l) an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000;

          [ ] (m) a person, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements;

          [ ] (n) an investment fund that distributes or has distributed its securities only to

                    (i) a person that is or was an accredited investor at the time of the distribution;

                    (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds]; or

                    (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment];

          [ ] (o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

          [ ] (p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

          [ ] (q) a person acting on behalf of a fully managed account managed by that person, if that person

                    (i)is registered or authorized to carry on business as an advisor or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

                    (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

          [ ] (r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

          [ ] (s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to
               (d)  or  paragraph  (i)  in  form  and  function;

          [ ] (t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

          [ ] (u) an investment fund that is advised by a person registered as an advisor or a person that is exempt from registration as an adviser; or

          [ ] (v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario or Quebec, the regulator as

                    (i)  an  accredited  investor;  or

                    (ii) an exempt purchaser in Alberta or British Columbia after this Instrument comes into force



The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Units under relevant legislation.


          IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _______ day of _________________, 2006.




If a Corporation, Partnership or           If an Individual:
Other Entity:


---------------------------------------    -------------------------------------
Print or Type Name of Entity               Signature


---------------------------------------    -------------------------------------
Signature of Authorized Signatory          Print or Type Name


---------------------------------------
Type of Entity

                                    EXHIBIT B

                                  RISK FACTORS

THE SECURITIES OF NETCO INVESTMENTS INC. (THE "COMPANY") INVOLVE A HIGH DEGREE OF RISK AND SHOULD BE REGARDED AS SPECULATIVE. IN ADDITION TO MATTERS SET FORTH ELSEWHERE, POTENTIAL SUBSCRIBERS SHOULD CAREFULLY CONSIDER THE RISK FACTORS DESCRIBED BELOW RELATING TO THE BUSINESS OF THE COMPANY AND THE OFFERING.


OUR  SECURITIES  ARE  SPECULATIVE.

The purchase of the Units is highly speculative. You should buy them only if you are able to bear the risk of the entire loss of your investment and have no need for immediate liquidity in your investment. An investment in the Units should not constitute a major portion of your portfolio. You should consult your own independent advisors as to the tax, business and legal considerations regarding an investment in our securities.

THE COMPANY HAS A LIMITED OPERATING HISTORY AND HAS INCURRED LOSSES SINCE ITS INCEPTION MARCH 15, 2000, EXPECTS LOSSES TO CONTINUE FOR THE FORESEEABLE FUTURE, AND COULD FAIL BEFORE IMPLEMENTING ITS BUSINESS PLAN.

The Company is in the extreme early stages of development and could fail before implementing its business plan. It is a start up venture that will incur net losses for the foreseeable future. In its Independent Auditor's Report, the Company's accountants state that the Company's failure to generate revenues and conduct operations since its inception raise substantial doubt about its ability to continue as a going concern. The Company will incur additional expenses before becoming profitable, if it ever becomes profitable. It is a relatively young company that has no history of earnings or profit. There is no assurance that it will operate profitably in the future or provide a return on investment in the future. We have experienced losses in the majority of the fiscal periods since inception. Our accumulated deficit was $112,114.00 as at December 31, 2005. There is no assurance that we will be able to achieve and maintain profitable operations.

THE POTENTIAL IMPOSITION OF A SALES TAX ON THE SALE OF GOODS AND SERVICES OVER THE INTERNET MAY SUBSTANTIALLY IMPAIR THE COMPANY'S OPPORTUNITY TO DERIVE FINANCIAL BENEFIT FROM THE SALES OF ITS PRODUCTS.

There is currently no Federal Sales Tax on Internet transactions in the USA. However, it is the Company's understanding that there are agencies working on the Streamline Sales Tax Project to consider ways of taxing Internet sales, especially mail-order sales. In the event a sales tax is imposed, this could impact on the Company's sales and their ability to generate profit from sales over the Internet.

THE COMPANY WILL NEED ADDITIONAL FINANCING WHICH MAY NOT BE AVAILABLE, OR WHICH MAY DILUTE THE OWNERSHIP INTERESTS OF INVESTORS.

The Company's ultimate success will depend on its ability to raise additional capital. The Company is proposing to raise US$1 million at $1.00 per Unit by way of private placement through a parallel Regulation S and Rule 506 of Regulation D under the Securities Act of 1933, as amended. If the Company fails to raise funds, it will be unable to implement its business plan and the Company will likely fail. The Company may raise additional funds through the issuance of equity, equity-related or convertible debt securities. The issuance of additional common stock will dilute existing stockholders. The Company may issue securities with rights, preferences or privileges senior to those of the rights of its common stock and its stockholders may experience additional dilution. When additional capital is needed, there is no assurance that funds will be available from any source or, if available, that they can be obtained on terms acceptable to the Company.


PURCHASERS  MUST  RELY  ON  MR. JACKSON'S ABILITIES FOR ALL DECISIONS AS HE WILL
CONTROL THE MAJORITY OF THE STOCK AFTER THE OFFERING. THE COMPANY HAS NO EMPLOYMENT AGREEMENT WITH MR. JACKSON HIS LEAVING WOULD HINDER THE COMPANY'S ABILITY TO OPERATE THEREBY DECREASING THE VALUE OF THE BUSINESS.

Mr. Jackson is serving as the Company's sole officer and director and the Company will be heavily dependent upon Mr. Jackson's entrepreneurial skills and experience to implement its business plan. Moreover, the Company does not have an employment agreement with Mr. Jackson and as a result, there is no assurance that he will continue to manage its affairs in the future. Nor has the Company obtained a key man life insurance policy on Mr. Jackson. The Company could lose the services of Mr. Jackson, or Mr. Jackson could decide to join a competitor or otherwise compete directly or indirectly with the Company, which would have a significant adverse effect on its business and could cause the price of its stock to be worthless. The services of Mr. Jackson would be difficult to replace.

THE OFFERING PRICE OF THE UNITS IN THIS OFFERING WAS ARBITRARILY DETERMINED AND IS NOT AN INDICATION OF THE TRUE VALUE OF THE STOCK.

The offering price of Units under this private placement has been arbitrarily determined by the Company based upon what it believes purchasers of such speculative issues would be willing to pay for the stock and bears no basis in relation to assets, book value or any other established criteria of value. These Units will be subject to restrictions overeating Regulation 144. The offering price may not reflect the market price of our shares after the offering. No assurance can be given that the Units will have a market value or that they can be resold at this price if and when an active secondary market might exist. The price bears no relationship to earnings, book value or other valuation criteria.


RYERSON A.V.V. WILL CONTROL THE MAJORITY OF THE STOCK AFTER THE OFFERING, AND COULD DIRECT BUSINESS DECISIONS THAT MAY BENEFIT ITSELF TO THE DETRIMENT OF MINORITY SHAREHOLDERS.

As the majority shareholder of the Company, Ryerson A.V.V.and Mr Jackson will have the ability to control the election of directors and officers of the Company, and thus direct corporate decisions. Such decisions may include raising additional capital, acquiring assets or engaging in a business combination transaction. While such corporate actions may implicitly increase the value of the Company , resulting in an increase in the value of Ryerson's shareholdings, minority shareholders may not personally recognize an increase in the value of their stock. For example, the Company may decide to raise additional capital at a higher value than the current offering. While the Company may be able to conduct an offering at a higher value, it may not support enough volume to permit a shareholder to liquidate shares at a profit. Similarly, an asset purchase or business combination transaction could result in any consideration being paid either to the Company or a significant shareholder such as Ryerson A.V.V., and minority shareholders would simply continue to own shares in the resulting business. Any asset acquisition or business combination would also likely include the issuance of a significant amount of the Company's common stock, which would dilute the ownership interest of holders of existing shares of the Company's common stock. Depending on the nature of the transaction, the Company's stockholders may not have an opportunity to vote on whether to approve it. The Company's management could enter into a transaction that an investor would not want to invest in. In such a case, an investor could not only lose its entire investment, but could lose its entire investment on a business decision it did not get to evaluate at the time of investing in the Company.

ACQUISITION  OF  SYNTEC  BIOFUEL  INC'S  ASSETS

The Company entered into an acquisition agreement on April 7th 2006 to acquire all the assets (*including patents relating to a catalyst to convert Syngas into Ethanol) from Syntec Biofuel Inc subject to the Companies shareholder's approval. We cannot guarantee that the shareholders will approve the acquisition.

COMMERCIALIZATION  OF  THE  SYNTEC  CATALYST.

The Company cannot guarantee that it will be successful in commercializing the Syntec Catalyst which would substantially reduce the value of the shares

THE SEC COULD SUBJECT THE COMPANY TO AN ENFORCEMENT INQUIRY OR A SHAREHOLDERS' SUIT, WHICH WOULD CRIPPLE THE COMPANY AND RENDER SHAREHOLDERS' INVESTMENTS WORTHLESS.

If the SEC may concludes that the Company never intended to implement the vitamin distribution business plan they could initiate an enforcement inquiry. Such an action would effectively put the Company out of business due to its thin capitalization. Investors would likely lose their entire investments.

NO MARKET MAY DEVELOP FOR THE COMPANY'S COMMON STOCK AND INVESTORS MAY BE UNABLE TO SELL THEIR SHARES.

There is no public market for the Company's common stock and no assurance can be given that a market will develop or that any shareholder will be able to liquidate their investment without considerable delay, if at all. The trading market price of the Company's common stock may decline below the offering price. If a market should develop, the price may be highly volatile. In addition, an active public market for the Company's common stock may not develop or be sustained. Owing to the low price of the securities, many brokerage firms may not be willing to effect transactions in the securities. Even if a purchaser finds a broker willing to effect a transaction in the Company's common stock, the combination of brokerage commissions, state transfer taxes, if any, and other selling costs may exceed the selling price. Further, many lending institutions will not permit the use of such securities as collateral for loans. Thus, a purchaser may be unable to sell or otherwise realize the value invested in the Company's stock.

INVESTORS MAY FACE SIGNIFICANT LIMITATIONS ON THE RESALE OF the Company's STOCK DUE TO FEDERAL PENNY STOCK REGULATIONS.

The Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks." Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6 and 15g-7 under the Securities and Exchange Act of 1934, as amended. Because the Company's securities may constitute "penny stock" within the meaning of the rules, the rules would apply to the Companyand its securities. The rules may further affect the ability of owners of the Company's shares to sell their securities in any market that may develop for them. There may be a limited market for penny stocks, Broker-dealers are required to make a special suitability determination for purchasers who are not established customers or accredited investors, and receive the purchaser's written agreement to the transaction prior to the sale. The market among dealers may not be active. Investors in penny stock often are unable to sell stock back to the dealer that sold them the stock. The mark ups or commissions charged by the broker-dealers may be greater than any profit a seller may make. Because of large dealer spreads, investors may be unable to sell the stock immediately back to the dealer at the same price the dealer sold the stock to the investor. In some cases, the stock may fall quickly in value. Investors may be unable to reap any profit from any sale of the stock, if they can sell it at all.